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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 20, 2000
                              (NOVEMBER 17, 2000)


                                    @PLAN.INC
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             (Exact name of registrant as specified in its charter)

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                   TENNESSEE                                      0-25575                         62-1643381
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
(State or other jurisdiction of incorporation)          (Commission File Number)               (I.R.S. Employer
                                                                                               Identification No.)


           THREE LANDMARK SQUARE, SUITE 400
                 STAMFORD, CONNECTICUT                                                         06901
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      (Address of principal executive offices)                                               (Zip Code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 961-0340


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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        This Current Report on Form 8-K/A amends and supercedes "Item 5. Other
Events" of the Registrant's Current Report on Form 8-K, dated September 27,
2000.

Item 5. Other Events

       On November 17, 2000, DoubleClick Inc. ("DoubleClick") and @plan.inc. ("@plan") issued a joint press release announcing that they had amended and restated the Agreement and Plan of Merger and Reorganization, dated as of September 24, 2000 (the "Merger Agreement" and, as amended and restated, the "Amended and Restated Merger Agreement"), among DoubleClick, Atlas Merger Sub, Inc., a Tennessee corporation and a direct, wholly owned subsidiary of DoubleClick, and @plan. Pursuant to the Amended and Restated Merger Agreement, @plan will be merged with and into Atlas Acquisition Corp., a Delaware corporation and a direct, wholly owned subsidiary of DoubleClick ("Merger Sub") (the "Merger"), with Merger Sub continuing as the surviving corporation. As a result of the Merger, @plan will become a wholly owned subsidiary of DoubleClick. For information regarding the terms and conditions of the Merger, including the consideration to be paid to @plan's shareholders, reference is made to the Amended and Restated Merger Agreement, filed hereto as Exhibit
       2.1 and the press release filed pursuant to Rule 425 by @plan, dated November 17, 2000, filed as Exhibit 99.1 and incorporated herein by reference.

       In connection with the execution of the Merger Agreement, certain of @plan's shareholders entered into Shareholder Agreements with DoubleClick, dated as of September 24, 2000, pursuant to which they agreed to vote in the aggregate 48.6% of the outstanding @plan common stock for the approval of the Merger Agreement and all other transactions contemplated by the Merger Agreement. The form of this Shareholder Agreement is attached as Annex A to the Merger Agreement. In connection with the execution of the Amended and Restated Merger Agreement, these @plan shareholders executed a letter agreement confirming that their obligations under the Shareholder Agreements remain in full force and effect. The form of this letter is attached as Exhibit 4.1 hereto.

       Consummation of the Merger is subject to customary closing conditions, including approval by @plan's shareholders.

Item 7(c). Exhibits

           2.1 Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of November 17, 2000, by and among DoubleClick Inc., Atlas Merger Sub, Inc., Atlas Acquisition Corp. and @plan.inc. (Excluding schedules and other exhibits to this document which supplemental copies the Company will furnish to the Commission upon request).

           4.1 Form of Shareholder Letter, dated as of November 17, 2000, by and among DoubleClick, Inc. and certain shareholders of @plan.inc.

           99.1 Press Release dated November 17, 2000 (Incorporated by reference to the Company's Rule 425 filing on November 17, 2000, File No. 000-25575).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         @plan.inc

Date: November 20, 2000

                                         By: /s/ Mark K. Wright
                                            ------------------------------------
                                            Mark K. Wright
                                            Chairman and Chief Executive Officer






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                                  EXHIBIT INDEX


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     No.       Exhibit
     ---       -------

     2.1       Amended and Restated Agreement and Plan of Merger and Reorganization,
               dated as of November 17, 2000, by and among DoubleClick Inc.,
               Atlas Merger Sub, Inc., Atlas Acquisition Corp. and @plan.inc.
               (Excluding schedules and other exhibits to this document which supplemental copies the Company will furnish to the Commission upon request).

     4.1 Form of Shareholder Letter, dated as of November 17, 2000, by and among DoubleClick, Inc. and certain Shareholders of @plan.inc.

    99.1 Press Release dated November 17, 2000 (Incorporated by reference to the Company's Rule 425 filing on November 17, 2000, File No. 000-25575).
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